UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 5, 2018, SunPower Corporation (the “Company”) filed with the Securities and Exchange Commission a current report on Form 8-K (the “Original Form 8-K”) for the purpose of announcing a joint venture entered into by the Company with certain affiliates of Hannon Armstrong Sustainable Infrastructure Capital, Inc. to acquire, own, manage, operate, finance, and maintain a portfolio of residential rooftop or ground-mounted solar photovoltaic electric generating systems (the “Transaction”). In connection with the Transaction, the Company will deconsolidate certain entities that have historically held the assets and liabilities comprising its residential lease business. On November 9, 2018, the Company filed on Form 8-K/A an amendment to the Original Form 8-K (“Amendment No. 1”) to correct certain dates associated with the Transaction and to include the unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K.

This amendment (“Amendment No. 2”) corrects the description of assumption of debt service obligations in connection with the Transaction and as well as historical adjustments and pro forma adjustments to certain balances presented in the unaudited pro forma condensed balance sheet, each as reported in Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

In Amendment No. 1, the Company inaccurately stated that HA SunStrong Capital LLC assumed all current and future debt service obligations associated with certain mezzanine loans in connection with the Purchase and Sale Agreement, whereas SunStrong Capital Holdings, LLC actually assumed such obligations. In addition, in Amendment No. 1, the Company incorrectly reported historical adjustments to long-term debt and accumulated deficit of $442,925 and $217,811, respectively and pro forma adjustments to accumulated deficit and noncontrolling interests in subsidiaries of $58,016 and $10,040, respectively, on the unaudited pro forma condensed consolidated balance sheet as of September 30, 2018. Instead, the historical adjustments to long-term debt and accumulated deficit should be $550,494 and $110,242, respectively, and pro forma adjustments to accumulated deficit and noncontrolling interests in subsidiaries should be $47,976 and zero, respectively.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Transaction for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018 are filed herewith as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information document(s) will be attached as exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

November 13, 2018	By:	/S/ MANAVENDRA S. SIAL
	Name:	Manavendra S. Sial
	Title:	Executive Vice President and Chief Financial Officer